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                                  UNITES STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 11, 2002
                                (Date of Report)

                         ST. JOSEPH CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


    DELAWARE                          333-6581               35-1977746
---------------------------          ----------      --------------------------
(State or other jurisdiction         Commission           (I.R.S. Employer
of incorporation or organization)    File Number         Identification No.)

                 3820 EDISON LAKES PARKWAY, MISHAWAKA, IN 46545
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (574) 273-9700
                 ----------------------------------------------
               (Registrant's telephone number including area code)

                                       N/A
                 ----------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
           Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
           Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
           Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           On April 9, 2002, the Registrant dismissed Crowe, Chizek and Company LLP as the Registrant's principal accountants, effective immediately. The former accountants' reports on the Registrant's financial statements for the two most recent fiscal years ended December 31, 2000 and December 31, 2001 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended and approved by the Audit Committee of the Registrant and by its Board of Directors. During the Registrant's two most recent fiscal years ended December 31, 2000 and 2001 and subsequent interim periods, preceding the dismissal, there were no disagreements with the former accountants on any matter of accounting




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           principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of the former accountants, would have caused them to make reference to the subject matter of the disagreement in connection with their report. No "reportable events" as defined in
           Item 304(a)(1)(v) occurred within the Registrant's two most recent fiscal years and any subsequent interim periods preceding the former accountants dismissal.

           On April 10, 2002, the Registrant engaged Plante & Moran LLP as its principal accountants to audit the Registrant's financial statements for the year ending December 31, 2002. During the Registrant's two most recent fiscal years and any subsequent interim period prior to engaging the new accountants, the Registrant did not consult with the newly engaged accountants regarding any of the matters described in
           Item 304(a)(2)(i) or (ii).

           The letter of the former accountants required by Items 304(a)(3) is filed as Exhibit 16 to this report.

ITEM 5.   OTHER EVENTS
           Not Applicable

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS
           Not Applicable

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
                  (c) EXHIBITS
                        16        Letter re:  Change in Certifying Accountant

ITEM 8.   CHANGE IN FISCAL YEAR
           Not Applicable

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
           Not Applicable
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ST. JOSEPH CAPITAL CORPORATION
                                      (Registrant)


Date:  April 11, 2002                 /s/ Edward R. Pooley
                                      Principal Financial Officer